SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report                                    March 1, 1997
(Date of earliest event reported)


                HEARTLAND FINANCIAL, USA, INC.
    (Exact name of Registrant as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


       0-24724                          42-1405748
(Commission File Number)             (I.R.S. Employer
                                   Identification Number)


1398 Central Avenue, Dubuque, Iowa                     52001
(Address of principal executive offices)             (Zip Code)


                        (319) 589-2000
     (Registrant's telephone number, including area code)
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Item 5.  Other Events

      Effective March 1, 1997, Heartland Financial USA, Inc. (the "Registrant") acquired all of the issued and outstanding stock of Cottage Grove State Bank of Cottage Grove, Wisconsin, a Wisconsin state bank ("Cottage Grove"), for $7,890,000 in cash pursuant to the terms of a Stock Purchase Agreement dated November 8, 1996. Following the acquisition, Cottage Grove became a wholly-owned bank subsidiary of the Registrant. Additional information regarding the acquisition is included in the press release attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1     Press Release dated March 4, 1997.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND FINANCIAL USA, INC.



Dated:  March 19, 1997        By:/s/ John K. Schmidt
                              John K. Schmidt
                              Chief Financial Officer

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                       INDEX TO EXHIBITS

Exhibit                                        Sequential
Number      Description                        Page No.

99.1        Press Release dated March 4, 1997.     5

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